UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

Sterling Check Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40829	37-1784336
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6150 Oak Tree Boulevard, Suite 490 Independence Ohio	44131
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 1 (800) 853-3228

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 29, 2024, Sterling Check Corp. (the “Company”) issued a press release announcing financial results for the quarter and year ended December 31, 2023, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. In addition, the Company and First Advantage Corporation (“First Advantage”) issued a joint press release announcing the Transaction (as defined below) described in Item 7.01 of this Current Report on Form 8-K, which includes certain information related to the Company’s results of operations for the year ended December 31, 2023. In connection with the Transaction, additional supplemental information is furnished as Exhibit 99.3 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

On February 29, 2024, the Company and First Advantage issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated February 28, 2024, by and among the Company, First Advantage and Starter Merger Sub, Inc., a Delaware corporation and indirect wholly-owned subsidiary of First Advantage, pursuant to which, upon the terms and subject to the conditions set forth therein, First Advantage will acquire all of the outstanding shares of the Company in a cash-and-stock transaction (the “Transaction”).

A copy of the press release is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form a part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or a solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such sale, issuance or transfer of securities would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, First Advantage intends to file with the SEC a registration statement on Form S-4 that will include an information statement of the Company and that also constitutes a prospectus of First Advantage. Each of First Advantage and the Company may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the information statement/prospectus or registration statement or any other document that First Advantage or the Company may file with the SEC. The information statement/prospectus (if and when available) will be mailed to stockholders of First Advantage and the Company. INVESTORS AND SECURITY HOLDERS OF FIRST ADVANTAGE AND THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT, INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and information statement/prospectus (if and when available) and other documents containing important information about First Advantage, the Company and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at

www.sec.gov. Copies of the documents filed with the SEC by First Advantage will be available free of charge on First Advantage’s website at https://fadv.com/ or by contacting First Advantage’s Investor Relations department at investors@fadv.com. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://www.sterlingcheck.com/ or by contacting the Company’s Investor Relations department at IR@sterlingcheck.com.

Forward-Looking Statements

This report and any documents referred to in this report contain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, and it is intended that all forward-looking statements that the Company or First Advantage make will be subject to the safe harbor protections created thereby. Forward-looking statements can be identified by forward-looking terminology such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “will” or “would,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements that address the Company’s and First Advantage’s future performance, business strategy, future operations, estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position, anticipated benefits of strategic transactions (including acquisitions and divestitures), and plans and objectives of management (including plans for future cash flow from operations), contained in this report or any documents referred to herein are forward-looking statements. These statements also include, but are not limited to, statements regarding the expected benefits of the proposed transaction to the Company and First Advantage and each of their stockholders and the anticipated timing thereof. the Company and First Advantage have based these forward-looking statements on current expectations, assumptions, estimates and projections. Such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company and First Advantage’s control. Many factors could cause actual future events to differ materially from the forward-looking statements in this report, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of the Company or First Advantage and potential difficulties in the Company employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from the Company’s ongoing business operations, (vii) unexpected costs, charges or expenses resulting from the proposed transaction, (viii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions and (ix) the outcome of any legal proceedings that may be instituted against First Advantage or against the Company related to the Merger Agreement or the proposed transaction. These and other important factors, including those discussed more fully in the Company and First Advantage’s filings with the SEC, including their respective Forms 10-K, 10-Q and 8-K, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements contained in this report are not guarantees of future performance and actual results of operations, financial condition, and liquidity, and the development of the industry in which each of the Company and First Advantage operates, may differ materially from the forward-looking statements contained in this report. Any forward-looking statement made in this report speaks only as of the date of such statement. Except as required by law, neither the Company nor First Advantage undertakes any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release of Sterling Check Corp., dated February 29, 2024.

99.2	Joint Press Release of Sterling Check Corp. and First Advantage Corporation, dated February 29, 2024.

99.3	Supplemental Information, dated February 29, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CHECK CORP.

February 29, 2024	By:	/s/ Steven Barnett
	Name:	Steven Barnett
	Title:	Executive Vice President, Secretary and
Chief Legal & Risk Officer